REVOLVING NOTE
                                    --------------


          $12,068,965.50                                 New York, New York
                                                          February 27, 1998


                    FOR VALUE RECEIVED, each of the undersigned, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation, and DFM CORP., an Iowa corporation (each a "Borrower" and collectively "Borrowers"), hereby jointly, severally
           --------                         ---------
          and unconditionally promises to pay to the order of DRESDNER BANK
          AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation ("Lender"), at the office of Agent (as defined in the Credit Agreement
            ------
          referred to below) located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as the holder of this Revolving Note may from time to time designate in writing, in lawful money of the the United States of America and in immediately available funds, the principal sum of TWELVE MILLION SIXTY- EIGHT THOUSAND NINE
          HUNDRED SIXTY-FIVE DOLLARS AND 50/100 CENTS ($12,068,965.50) or,
          if less, the  aggregate  unpaid principal amount of all advances made to Borrowers by Lender under the Revolving Loans pursuant to subsection 1.1(B) of the Credit Agreement (as hereinafter defined),
          -----------------
          at such times as are specified in and in accordance with the provisions of the Credit Agreement.

                    This Revolving Note is one of the Notes referred to in, was executed and delivered pursuant to, and evidences obligations of Borrowers under, that certain Credit Agreement dated as of February 27, 1998, by and among Borrowers, Holdings, the Active Subsidiaries named therein, all Lenders party thereto, Heller Financial, Inc., as Lender and as Agent (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), to which
                                             ----------------
          reference is hereby made for a statement of terms and conditions under which the loan evidenced hereby is made and is to be repaid and for a statement of Agent's and Lenders' remedies upon the
          occurrence  of an  Event of  Default (as  defined therein).   The
          Credit  Agreement  is incorporated  herein  by  reference in  its
          entirety.    Capitalized terms  used  but  not otherwise  defined
          herein are used in this Revolving Note as defined in the Credit Agreement.

                    Borrowers further jointly and severally promise to pay interest on the unpaid principal amount of each advance from time to  time outstanding under the  Revolving Loans from  the date of such advance until payment  in full thereof at the rate from time to time applicable to the Revolving Loans as determined in accordance with the Credit Agreement; provided, however, that
                                                   --------   -------
          upon the occurrence and during the continuance of an Event of Default, as provided in the Credit Agreement, Borrowers shall pay to Agent, for the benefit of Lenders, interest on the principal balance of the Revolving Loans from time to time outstanding at the rate of
          interest   applicable  upon   the  occurrence   and   during  the
          continuance of an Event of Default as determined in accordance with the Credit Agreement.

                    Interest charges shall be computed  as set forth in the
          Credit Agreement and shall be payable at the rates, at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand.

                    This Revolving Note is secured pursuant to the Credit Agreement and the Loan Documents referred to therein, and reference is made thereto for a statement of the terms and conditions of such security.

                    If a payment hereunder becomes due and payable hereunder other than on a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the applicable rate specified in the Credit Agreement. Credit for any payments made by any Borrower shall, for the purpose of computing interest earned by Lender, be given in accordance with the Credit Agreement. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

                    Agent shall have the continuing exclusive right to apply and to reapply any and all payments hereunder against the Obligations in such manner, consistent with the terms of the Credit Agreement, as Agent deems advisable.

                    Each  Borrower hereby  waives  demand, presentment  and
          protest and notice of demand, presentment, protest and nonpayment. Each Borrower also waives all rights to notice and hearing of any kind upon the occurrence and continuance of an Event of Default prior to the exercise by Lenders, or Agent on behalf of Lenders, of its right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

                    In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement, the undersigned jointly and severally further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by the holder of this Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

                    THIS REVOLVING NOTE, INCLUDING PROVISIONS REGARDING THE PAYMENT OF INTEREST, SHALL BE DEEMED TO HAVE BEEN DELIVERED AND MADE AT NEW YORK, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF NEW YORK.

                    Whenever possible each provision of this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Revolving Note. Whenever in this Revolving Note reference is made to Agent, Lenders or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and, in the case of any Lender, any financial institutions to which it has sold or assigned all or any part of its commitment to make the Revolving Loans as permitted under the Credit Agreement. The provisions of this Revolving Note shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Each Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for such Borrower.

                                        DEFLECTA-SHIELD CORPORATION

                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors


                                        LUND INDUSTRIES, INCORPORATED

                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors


                                        BELMOR AUTOTRON CORP.

                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors


                                        DFM CORP.

                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors